Exhibit 99.1

12500 West Creek Parkway Richmond, VA 23238 Phone (804) 484-7700 FAX (804) 484-7701

FOR MORE INFORMATION:

Media Contact:	Investor Contact:
Cheryl Moore Director, Corporate Communications (804) 484-6273	Kevin Collier Director, Investor Relations (804) 287-8109
PERFORMANCE FOOD GROUP REPORTS NET EPS OF $0.35
IN THIRD QUARTER FROM CONTINUING OPERATIONS
•	Net EPS from continuing operations increased 25% over prior year quarter to $0.35 per share diluted

•	Street sales increased 9% over prior year quarter
RICHMOND, VA. (Nov. 7, 2006) — Performance Food Group (Nasdaq/NGS:PFGC) today announced results for the third quarter ended September 30, 2006.
“We are pleased with our results in the third quarter in view of moderate industry growth,” said Steve Spinner, president and chief executive officer. “Our third quarter results reflect solid performance in the growth of higher margin street sales, as we continue to make an investment in the expansion of the sales force. Sales results in the quarter also reflect our previously announced exit of certain lower margin multi-unit business in the broadline segment. Our customized segment continued to increase sales through account penetration and growth with existing customers. We are maintaining our focus on driving standardized business practices throughout our companies as we implement our operational excellence and category management initiatives.”
Third Quarter Financial Highlights:
•	Consolidated net sales from continuing operations in the third quarter were approximately $1.4 billion, an increase of approximately 2%, compared to the prior year quarter. Inflation was approximately 1.5% for the quarter.

•	Net earnings from continuing operations in the third quarter increased to approximately $12.2 million, an increase of approximately 2%, compared to approximately $11.9 million in the same quarter in the previous year. Net earnings include the impact of pre-tax stock compensation expense of approximately $1.3 million, or $828,000 after tax for the quarter, compared to pre-tax stock compensation expense of approximately $355,000, or $220,000 after tax, in the prior year quarter. The Company’s results in the third quarter of 2005 were negatively impacted by the effects of Hurricane Katrina, offset by
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Performance Food Group Reports Third Quarter Earnings

November 7, 2006

incremental interest income related to earnings on cash proceeds from the sale of the fresh-cut segment.

•	Adjusted for the impact of stock compensation expense, net earnings from continuing operations in the third quarter amounted to approximately $13.0 million, an increase of approximately 7% versus the prior year quarter.

•	Net earnings per share from continuing operations in the third quarter increased approximately 25% to $0.35 per share diluted, compared to $0.28 per share diluted in the prior year quarter, on approximately 19% fewer shares outstanding. Excluding stock compensation expense in the 2006 quarter, net earnings per share were approximately $0.38 per share diluted.
Year to Date Financial Highlights:
•	Consolidated net sales from continuing operations for the first nine months of 2006 were approximately $4.3 billion, an increase of approximately 2% from the prior year period. Inflation was approximately 1% for the same period.

•	Net earnings from continuing operations for the first nine months increased approximately 4% to approximately $30.0 million compared to approximately $28.8 million in the prior year period. Net earnings for the period include the impact of pre-tax stock compensation expense of approximately $3.6 million or $2.3 million after tax, compared to prior year pre-tax stock compensation expense of approximately $669,000 or $414,000 after tax.

•	Adjusted for the impact of stock compensation expense, net earnings from continuing operations for the first nine months amounted to approximately $32.3 million, an increase of approximately 10% versus the prior year period.

•	Net earnings per share from continuing operations for the first nine months increased approximately 37% to $0.86 per share diluted, compared to $0.63 per share diluted in the year earlier period, on approximately 24% fewer shares outstanding. Excluding stock compensation expense, net earnings per share in the 2006 period were approximately $0.93 per share diluted.
“Sales in our customized segment during the third quarter increased by approximately 4% compared to the same quarter last year,” added Mr. Spinner. “Our sales gains during the third quarter were driven by growth with existing customers. We continue to leverage our new capacity in the customized segment to more efficiently serve our existing customers. We are also working aggressively to develop new customers and remain optimistic in our ability to attract new business.”
“In the broadline segment, our expanded street sales force, combined with our account penetration initiatives with existing customers, contributed to 9% growth in higher margin street business versus the prior year quarter. Overall sales in broadline increased by approximately 1% in the third quarter compared to the same quarter last year, reflecting the impact of our previously announced exit of certain lower margin multi-unit business and current industry trends. Broadline segment results were impacted by our investment in the expansion of our sales force, our continued investment in information technology and by higher fuel costs, partially offset by favorable trends in insurance costs
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Performance Food Group Reports Third Quarter Earnings

November 7, 2006

during the quarter. Our new sales force is contributing to our growing mix of higher margin street sales and we anticipate continued productivity in our sales efforts throughout the year. We are also very focused on expense control both in broadline and throughout the company. ”
Mr. Spinner concluded, “We maintained a very strong balance sheet with a debt to capital ratio of less than 2% at the end of the third quarter, excluding $130 million of interests in accounts receivable sold under an accounts receivable purchase facility. Free cash flow was approximately $11.8 million during the third quarter, compared to free cash flow of $745,000 in the prior year quarter. Based on the current economic environment and our current business trends, we expect net earnings per share for the fourth quarter of this year to be in the range of $0.32 to $0.38 per share diluted. As a result, we expect net earnings per share to be in the range of $1.18 to $1.24 per share diluted for the full year of 2006, which reflects anticipated stock compensation expense for the year of approximately $5.0 million, or approximately $0.09 per share diluted. Excluding the impact of stock compensation expense, our anticipated net earnings per share for the year is approximately $1.27 to $1.33 per share diluted. In the near term, we will continue to invest in our core strategies and are confident in our ability to drive long term earnings growth for our shareholders.”
On June 28, 2005, the Company completed the sale of its fresh-cut segment to Chiquita Brands International, Inc. All amounts pertaining to the Company’s fresh-cut segment are accounted for as discontinued operations.
Performance Food Group markets and distributes more than 66,000 national and private label food and food-related products to approximately 44,000 restaurants, hotels, cafeterias, schools, healthcare facilities and other institutions. For more information on Performance Food Group, visit www.pfgc.com.
     Certain statements made herein are forward-looking statements under the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties and are based on current expectations and management’s estimates; actual results may differ materially. The risks and uncertainties which could impact these statements include, but are not limited to, general economic conditions, including consumer spending trends; the Company’s ability to achieve projected operational efficiencies and increase sales, particularly higher margin street sales; the relatively low margins and economic sensitivity of the foodservice business; the Company’s reliance on major customers; the ability to identify and successfully complete acquisitions of other foodservice distributors; the Company’s ability to successfully develop, produce and market new products and management of the Company’s planned growth, all as detailed from time to time in the reports filed by the Company with the Securities and Exchange Commission.
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Performance Food Group Reports Third Quarter Earnings

November 7, 2006

Performance Food Group Company
Unaudited Financial Highlights

(In thousands, except net earnings per common share)	Three Months Ended
	Sept. 30, 2006	Oct. 1, 2005
Net sales from continuing operations	$1,429,765	$1,401,780

Earnings from continuing operations, net of tax	$12,175	$11,911
Loss from discontinued operations, net of tax	—	(1,104)
(Loss) gain on sale of fresh-cut segment, net of tax	(132)	640

Net earnings	$12,043	$11,447

Weighted average number of shares outstanding:
Basic	34,369	42,316
Diluted	34,624	42,906

Earnings (loss) per common share:
Basic earnings per common share-continuing operations	$0.35	$0.28
Basic loss per common share-discontinued operations	—	(0.03)
Gain on sale of fresh-cut segment	—	0.02

Net earnings	$0.35	$0.27

Diluted earnings per common share-continuing operations	$0.35	$0.28
Diluted loss per common share-discontinued operations	—	(0.03)
Gain on sale of fresh-cut segment	—	0.02

Net earnings	$0.35	$0.27
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Performance Food Group Reports Third Quarter Earnings

November 7, 2006

Performance Food Group Company
Unaudited Financial Highlights

(In thousands, except net earnings per common share)	Nine Months Ended
	Sept. 30, 2006	Oct. 1, 2005
Net sales from continuing operations	$4,347,285	$4,281,322

Earnings from continuing operations, net of tax	$30,017	$28,840
Earnings from discontinued operations, net of tax	—	18,499
(Loss) gain on sale of fresh-cut segment, net of tax	(150)	181,598

Net earnings	$29,867	$228,937

Weighted average number of shares outstanding:
Basic	34,322	45,381
Diluted	34,780	45,972

Earnings per common share:
Basic earnings per common share-continuing operations	$0.87	$0.64
Basic earnings per common share-discontinued operations	—	0.41
Gain on sale of fresh-cut segment	—	4.00

Net earnings	$0.87	$5.05

Diluted earnings per common share-continuing operations	$0.86	$0.63
Diluted earnings per common share-discontinued operations	—	0.40
Gain on sale of fresh-cut segment	—	3.95

Net earnings	$0.86	$4.98
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Performance Food Group Reports Third Quarter Earnings

November 7, 2006

Performance Food Group Company
Condensed Consolidated Balance Sheet (Unaudited)
September 30, 2006
(In thousands)

	Sept. 30, 2006	Dec. 31, 2005

Assets
Cash and cash equivalents	$76,028	$99,461
Accounts and notes receivable, net, including retained interest in securitized receivables	197,384	190,481
Inventories	309,638	303,073
Other current assets	33,019	29,188
Current assets from discontinued operations	3,108	10,115

Total current assets	619,177	632,318

Property, plant and equipment, net	279,655	255,816
Goodwill, net	356,509	356,597
Other intangible assets, net	48,446	51,213
Other assets	17,721	16,346

Total assets	$1,321,508	$1,312,290

Liabilities and Shareholders’ Equity
Checks in excess of deposits	$90,441	$100,335
Trade accounts payable	260,861	258,791
Current installments of long-term debt	582	573
Other current liabilities	124,627	122,885
Current liabilities from discontinued operations	6,022	6,540

Total current liabilities	482,533	489,124

Long-term debt, excluding current installments	11,814	3,250
Deferred income taxes	47,700	43,399
Shareholders’ equity	779,461	776,517

Total liabilities and shareholders’ equity	$1,321,508	$1,312,290

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Performance Food Group Reports Third Quarter Earnings

November 7, 2006

Performance Food Group Company
Condensed Consolidated Income Statement (Unaudited)
September 30, 2006
(In thousands, except net earnings per common share)

	Three Months Ended				Nine Months Ended
	Sept. 30, 2006		Oct. 1, 2005		Sept. 30, 2006		Oct. 1, 2005

Net sales	$1,429,765	100.0%	$1,401,780	100.0%	$4,347,285	100.0%	$4,281,322	100.0%
Cost of goods sold	1,235,412	86.4%	1,215,912	86.7%	3,772,475	86.8%	3,726,146	87.0%

Gross profit	194,353	13.6%	185,868	13.3%	574,810	13.2%	555,176	13.0%
Operating expenses	174,242	12.2%	168,245	12.0%	522,447	12.0%	506,176	11.9%

Operating profit	20,111	1.4%	17,623	1.3%	52,363	1.2%	49,000	1.1%

Other (expense) income:
Interest income	818		3,218		1,680		3,720
Interest expense	(394)		(324)		(1,118)		(2,837)
Loss on sale of receivables	(1,903)		(1,339)		(5,402)		(3,580)
Other, net	121		28		274		331

Other (expense) income, net	(1,358)	-0.1%	1,583	0.1%	(4,566)	-0.1%	(2,366)	0.0%

Earnings before income taxes from continuing operations	18,753	1.3%	19,206	1.4%	47,797	1.1%	46,634	1.1%
Income taxes	6,578	0.4%	7,295	0.6%	17,780	0.4%	17,794	0.4%

Earnings from continuing operations, net of tax	$12,175	0.9%	$11,911	0.8%	$30,017	0.7%	$28,840	0.7%

(Loss) earnings from discontinued operations, net of tax	—		(1,104)		—		18,499
(Loss) gain on sale of fresh-cut segment, net of tax	(132)		640		(150)		181,598

Total (loss) earnings from discontinued operations, net of tax	(132)		(464)		(150)		200,097

Net earnings	$12,043		$11,447		$29,867		$228,937

Weighted average common shares outstanding:
Basic	34,369		42,316		34,322		45,381
Diluted	34,624		42,906		34,780		45,972

Earnings (loss) per common share:
Basic net earnings (loss) per common share:
Continuing operations	$0.35		$0.28		$0.87		$0.64

Discontinued operations	—		(0.03)		—		0.41
Gain on sale of fresh-cut segment	—		0.02		—		4.00

Total (loss) earnings from discontinued operations	—		(0.01)		—		4.41

Net earnings	$0.35		$0.27		$0.87		$5.05

Diluted net earnings (loss) per common share:
Continuing operations	$0.35		$0.28		$0.86		$0.63

Discontinued operations	—		(0.03)		—		0.40
Gain on sale of fresh-cut segment	—		0.02		—		3.95

Total (loss) earnings from discontinued operations	—		(0.01)		—		4.35

Net earnings	$0.35		$0.27		$0.86		$4.98

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Performance Food Group Reports Third Quarter Earnings

November 7, 2006

Performance Food Group Company
2006 Compared to 2005
Third Quarter
Segment Disclosure

			Corporate &	Total Continuing
2006	Broadline	Customized	Intersegment	Operations

Third Quarter
Net external sales	$864,516	$565,249	$—	$1,429,765
Intersegment sales	129	47	(176)	—
Total sales	864,645	565,296	(176)	1,429,765
Operating profit	18,558	7,125	(5,572)	20,111
Operating profit margin	2.15%	1.26%	—	1.41%
Interest expense (income)	5,942	1,496	(7,044)	394
Loss (gain) on sale of receivables	2,977	745	(1,819)	1,903
Depreciation	4,818	1,580	68	6,466
Amortization	817	—	—	817
Capital expenditures	7,955	1,023	20	8,998

			Corporate &	Total Continuing
2005	Broadline	Customized	Intersegment	Operations

Third Quarter
Net external sales	$856,383	$545,397	$—	$1,401,780
Intersegment sales	180	44	(224)	—
Total sales	856,563	545,441	(224)	1,401,780
Operating profit	16,982	6,484	(5,843)	17,623
Operating profit margin	1.98%	1.19%	—	1.26%
Interest expense (income)	4,309	957	(4,942)	324
Loss (gain) on sale of receivables	2,405	675	(1,741)	1,339
Depreciation	4,316	1,308	76	5,700
Amortization	882	—	—	882
Capital expenditures	4,903	13,420	3	18,326
Total assets by reportable segment and a reconciliation to the condensed consolidated balance sheets were as follows:

	Sept. 30, 2006	Dec. 31, 2005

Broadline	$894,030	$858,211
Customized	233,032	250,397
Corporate & Intersegment	191,338	193,567
Discontinued Operations	3,108	10,115

Total Assets	$1,321,508	$1,312,290

Note: 2005 segment disclosure has been reclassified to reflect the reallocation of certain corporate costs to the broadline segment to be consistent with the 2006 presentation.
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Performance Food Group Reports Third Quarter Earnings

November 7, 2006

Performance Food Group Company

2006 Compared to 2005
Nine Months YTD
Segment Disclosure

			Corporate &	Total Continuing
2006	Broadline	Customized	Intersegment	Operations

Nine Months YTD
Net external sales	$2,596,465	$1,750,820	$—	$4,347,285
Intersegment sales	398	167	(565)	—
Total sales	2,596,863	1,750,987	(565)	4,347,285
Operating profit	49,884	22,889	(20,410)	52,363
Operating profit margin	1.92%	1.31%	—	1.20%
Interest expense (income)	16,843	4,455	(20,180)	1,118
Loss (gain) on sale of receivables	7,988	2,304	(4,890)	5,402
Depreciation	13,840	4,709	227	18,776
Amortization	2,523	—	—	2,523
Capital expenditures	30,610	3,656	233	34,499

			Corporate &	Total Continuing
2005	Broadline	Customized	Intersegment	Operations

Nine Months YTD
Net external sales	$2,612,280	$1,669,042	$—	$4,281,322
Intersegment sales	483	160	(643)	—
Total sales	2,612,763	1,669,202	(643)	4,281,322
Operating profit	50,862	18,346	(20,208)	49,000
Operating profit margin	1.95%	1.10%	—	1.14%
Interest expense (income)	12,172	1,601	(10,936)	2,837
Loss (gain) on sale of receivables	7,450	2,176	(6,046)	3,580
Depreciation	12,957	3,740	226	16,923
Amortization	2,693	—	—	2,693
Capital expenditures	14,139	42,437	109	56,685
Total assets by reportable segment and a reconciliation to the condensed consolidated balance sheets were as follows:

	Sept. 30, 2006	Dec. 31, 2005

Broadline	$894,030	$858,211
Customized	233,032	250,397
Corporate & Intersegment	191,338	193,567
Discontinued Operations	3,108	10,115

Total Assets	$1,321,508	$1,312,290

Note:	2005 segment disclosure has been reclassified to reflect the reallocation of certain corporate costs to the broadline segment to be consistent with the 2006 presentation.
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Performance Food Group Reports Third Quarter Earnings

November 7, 2006

Performance Food Group Company
Non-GAAP Reconciliations
Projected 2006 EPS Reconciliation Excluding Impact of Stock Compensation Expense

	Estimated Diluted EPS
	Low	High

Estimated full year 2006 diluted EPS	$1.18	$1.24
Add: Projected stock compensation expense(1)	$0.09	$0.09

Adjusted estimated full year 2006 diluted EPS to exclude stock compensation expense	$1.27	$1.33

(1)	Amount calculated using estimated pre-tax expense of $5.0 million, a projected tax rate of 38.0% and a projected weighted average shares of approximately 35.0 million.
Impact of Stock Compensation on Diluted EPS

Three Months Ended September 30, 2006	Net Earnings	Shares	EPS

Amounts reported for diluted EPS from continuing operations	$12,175	34,624	$0.35
Stock compensation, net of tax(2)	828

Adjusted diluted EPS from continuing operations excluding impact of stock compensation	$13,003	34,624	$0.38

(2)	Amount calculated using continuing operations effective tax rate of 35.1%.

Nine Months Ended September 30, 2006	Net Earnings	Shares	EPS

Amounts reported for diluted EPS from continuing operations	$30,017	34,780	$0.86
Stock compensation, net of tax(3)	2,263

Adjusted diluted EPS from continuing operations excluding impact of stock compensation	$32,280	34,780	$0.93

(3)	Amount calculated using continuing operations effective tax rate of 37.2%.
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Performance Food Group Reports Third Quarter Earnings

November 7, 2006

Performance Food Group Company
Non-GAAP Reconciliations
Free Cash Flow

Quarterly	Q3 2006	Q3 2005
Net income from continuing operations	$12,175	$11,911
Add back:
Stock compensation expense	1,276	355
Amortization expense	817	882
Amortization of deferred issue costs	82	223
Depreciation expense	6,466	5,700
Subtract:
Capital expenditures	(8,998)	(18,326)

Free Cash Flow	$11,818	$745

Year-to-Date	Q3 2006 YTD	Q3 2005 YTD
Net income from continuing operations	$30,017	$28,840
Add back:
Stock compensation expense	3,605	669
Amortization expense	2,523	2,693
Amortization of deferred issue costs	242	597
Depreciation expense	18,776	16,923
Subtract:
Capital expenditures	(34,499)	(56,685)

Free Cash Flow	$20,664	$(6,963)

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